UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):
May 3, 2005 (May 3, 2005)

PEROT SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22495	75-2230700
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

2300 West Plano Parkway
Plano, Texas 75075
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:
(972) 577-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On May 3, 2005, Perot Systems Corporation, a Delaware corporation, issued a press release announcing its first quarter fiscal 2005 results. A copy of the press release is furnished as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

Exhibit
Number	Description

99.1	Press Release dated May 3, 2005 (furnished not filed).

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2005	PEROT SYSTEMS CORPORATION
	By:	/s/ Rex C. Mills
Rex C. Mills
Assistant Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release dated May 3, 2005 (furnished not filed).